Exhibit 99.1

Applied DNA Reports Third Quarter Fiscal 2025
Financial Results

STONY BROOK, N.Y. – August 14, 2025 - Applied DNA Sciences, Inc. (NASDAQ: APDN) (“Applied DNA” or the “Company”), a biotechnology company focused on providing nucleic acid production solutions for the biopharmaceutical and diagnostics industries, today reported financial results for its third quarter of fiscal 2025 ended June 30, 2025. The Company’s Form 10-Q for its fiscal third quarter can be viewed on the SEC Filings page of its Investor Relations website. The Company will not host a conference call to discuss these results. Applied DNA investor relations remains available for questions at investors@adnas.com.

Following its previously announced recent restructuring and workforce reductions (“Corporate Actions”), the Company, through its majority-owned LineaRx, Inc. subsidiary, has transitioned to a pure play provider of synthetic DNA and mRNA manufacturing solutions for advanced biotherapeutics, such as gene therapies, personalized medicine, adoptive cell therapies, messenger RNA (mRNA) therapeutics, and DNA vaccines, as well as diagnostic applications that utilize chemically-modified DNA. The Company is commercializing three distinct and complementary technology solutions for DNA production:

•	LineaDNA™: A proprietary, cell-free DNA production platform that uses a large-scale PCR process to rapidly and efficiently produce high-fidelity, synthetic DNA as a market-ready alternative to plasmid DNA (pDNA). LineaDNA is applicable to biotherapeutics development and production, serving as the starting material for mRNA therapeutics and vaccines and as a critical component in numerous in vitro diagnostics (IVDs).

•	LineaRNAP™: A next-generation T7 RNA polymerase (RNAP) used to transcribe DNA into mRNA. Designed as a direct replacement for wild-type T7 RNAP currently utilized in conventional IVT mRNA systems that use synthetic or pDNA templates, LineaRNAP incorporates a patented DNA-binding domain that delivers high mRNA yields while reducing double-stranded RNA (dsRNA) contamination, the latter a common byproduct in mRNA production.

•	LineaIVT™: An integrated system that combines the LineaDNA and LineaRNAP technologies and their respective benefits. For mRNA manufacturers, we believe LineaIVT offers reduced dsRNA contamination and expedited mRNA drug substance production, among other advantages.

Management Commentary

“Our operational activities center on repositioning Applied DNA as a single business that is aligned with our proven core competencies, which underpin our commercially available, cell-free DNA and mRNA manufacturing solutions offerings. With operations now right-sized, coupled with active marketing under the LineaRx brand that is now synonymous with synthetically produced DNA, we look forward to delivering value to shareholders,” stated Judy Murrah, chairperson, president, and CEO of Applied DNA.

Recent Corporate and Operational Updates

Financial

•	Monthly net cash burn from operations in the reported quarter declined approximately 19% on a sequential basis and 25% compared to the prior year period due to cost-cutting and optimization initiatives implemented in prior quarters. The Company expects a further reduction in the quarter ending September 30, 2025, reflecting the implementation of Corporate Actions.

Customer Acquisition and Repeat Orders

•	Received a multi-gram follow-on order for LineaDNA valued at over $600 thousand from a global manufacturer of IVDs for use in a cancer diagnostic application.

•	Added a U.S.-based mRNA contract development manufacturing organization as a customer for LineaDNA IVT templates. This customer is also evaluating LineaRNAP.

•	Shipped multiple LineaDNA sequences to a U.S.-based developer of a novel vaccine delivery system.

•	Subsequent to quarter-end, sales quotes were provided to a large public biotech and a multinational biotech tools company for LineaDNA to be used in gene editing applications.

Product and Platform Development

•	Launched the LineaRx IVT Discovery Kit, which enables potential customers to easily and rapidly evaluate the benefits of LineaDNA and LineaIVT performance against conventional mRNA production methods.

•	Launched industry marketing for LineaRNAP as a standalone product based on recent Company data confirming that LineaRNAP can be used in conventional mRNA production workflows to enable higher mRNA yields and integrity with reduced dsRNA as compared with conventional wild-type T7 RNAP. The Company also continues to market LineaRNAP as a component of its integrated LineaIVT solution.

•	Initiated ISO 13485 certification, an internationally recognized quality management standard aligned with GMP, to enhance customer trust, expand market opportunities, and elevate LineaRx’s competitive position. The Company expects to be ISO 13485-certified in the first quarter of fiscal 2026.

•	Participated in multiple mRNA-focused conferences to engage potential customers and showcase its platforms’ capabilities as part of LineaRx’s ongoing sales and marketing strategy.

Third Quarter Fiscal 2025 Financial Highlights

As part of the Corporate Actions, the Company announced the closure of its MDx Testing Services business segment (Applied DNA Clinical Labs) to focus exclusively on LineaRx. Financial results for the reported and prior periods have been recast to separately report discontinued operations and the results of continuing operations.

In February 2025, the Company announced the wind down of its DNA Tagging and Security Products and Services business segment and continues to terminate business activities in this segment in accordance with customer agreements. Financial results for this segment are included in the results of continuing operations for the reported and prior periods.

Please refer to segment information detailed in the ‘Note H – Segment Information’ section of the Form 10-Q for the period reported for more information.

On March 13, 2025, the Company filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware that effected a one-for-fifty (1:50) reverse stock split of its common stock, par value $0.001 per share, effective March 14, 2025. On May 29, 2025, the Company filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware that effected a one-for-fifteen (1:15) reverse stock split of its common stock, par value $0.001 per share, effective June 2, 2025. All warrant, option, share, and per share information in this press release gives retroactive effect to these reverse stock splits.

Summary Financial Results

•	Total revenues: $304 thousand compared to $473 thousand in the third quarter of fiscal 2024.

•	Operating loss: $3.7 million, compared to an operating loss of $3.3 million in the prior period.

•	Adjusted EBITDA: Negative $3.9 million, compared to negative $3.2 million in the prior period.

•	Monthly net cash burn: Monthly net cash burn from operations in the reported period was $934 thousand, compared to $1.15 million in the second quarter of fiscal 2025 and $1.25 million in the prior fiscal year period.

•	Cash and cash equivalents as of June 30, 2025: $4.7 million, which includes $723 thousand of proceeds from the exercise of Series A warrants received during the reported period. Additional proceeds totaling $292 thousand were received subsequent to the reported period from the exercise of Series A warrants.

Information about Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our condensed consolidated financial statements prepared and presented in accordance with GAAP, this earnings release includes Adjusted EBITDA and monthly net cash burn from operations, which are non-GAAP financial measures as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information presented in accordance with GAAP. We use this non-GAAP financial measure for internal financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core businesses. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our businesses by excluding non-cash expenses that may not be indicative of our recurring operating results. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making.

“EBITDA” - is defined as earnings (loss) before interest expense, income tax expense and depreciation and amortization expense.

“Adjusted EBITDA” - is defined as EBITDA adjusted to exclude (i) stock-based compensation and (ii) other non-cash expenses and non-cash gains/income.

“Monthly net cash burn” - is defined as total monthly cash outflow, including all operating costs, reduced by cash inflow from revenue.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company focused on providing nucleic acid production solutions for the biopharmaceutical and diagnostics industries. Through its majority-owned subsidiary, LineaRx, Inc., the Company is commercializing its LineaDNA™, LineaRNAP™, and LineaIVT™ platforms to enable the manufacture of next-generation nucleic acid-based therapies.

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Forward-Looking Statements

The statements made by Applied DNA in this press release may be “forward-looking” in nature within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe Applied DNA’s future plans, projections, strategies, and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA. These forward-looking statements are based largely on the Company's expectations and projections about future events and future trends affecting our business and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including statements regarding its goal to position the Company for long-term growth and value creation and the potential to achieve that goal, including the future success of its LineaDNA, LineaRNAP and LineaIVT technologies. Actual results could differ materially from those projected due to its history of net losses, limited financial resources, unknown future ability to remain compliant with all Nasdaq listing standards, unknown future demand for its biotherapeutics products and services, the unknown amount of revenues and profits that will result from its technologies, the fact that there has never been therapeutic clinical trial material and/or a commercial drug product produced utilizing its technologies, whether its restructuring will position the Company for future growth potential, as well as various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including its Annual Report on Form 10-K filed on December 17, 2024, Forms 10-Q filed on February 13, 2025, May 15, 2025, and August 14, 2025, and other reports it files with the SEC, which are available at www.sec.gov. Applied DNA undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law.

Investor Relations contact: Sanjay M. Hurry, 917-733-5573, sanjay.hurry@adnas.com

Web: www.adnas.com

X: APDN

- Financial Tables Follow -

APPLIED DNA SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2025	2024
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$4,727,677	$5,852,363
Accounts receivable, net of allowance for credit losses of $80,423 and $75,000 at June 30, 2025 and September 30, 2024, respectively	199,047	328,252
Inventories	338,723	432,725
Prepaid expenses and other current assets	338,447	756,185
Current assets of discontinued operations	25,008	678,146
Total current assets	5,628,902	8,047,671

Property and equipment, net	511,203	458,895
Noncurrent assets of discontinued operations	11,264	94,337
Other assets:
Restricted cash	750,000	750,000
Intangible assets	2,698,975	2,698,975
Operating right of use asset	334,402	739,162
Total assets	$9,934,746	$12,789,040

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,564,707	$1,737,366
Operating lease liability, current	334,403	545,912
Deferred revenue	12,285	58,785
Current liabilities of discontinued operations	124,565	56,061
Total current liabilities	2,035,960	2,398,124

Long term accrued liabilities	31,467	31,467
Deferred revenue, long term	194,000	194,000
Operating lease liability, long term	—	193,249
Deferred tax liability, net	684,115	684,115
Warrants classified as a liability	1,160	320,000
Total liabilities	2,946,702	3,820,955

Commitments and contingencies (Note G)

Applied DNA Sciences, Inc. stockholders’ equity:
Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- shares issued and outstanding as of June 30, 2025 and September 30, 2024	—	—
Series A Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of June 30, 2025 and September 30, 2024	—	—
Series B Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; -0- issued and outstanding as of June 30, 2025 and September 30, 2024	—	—

Common stock, par value $0.001 per share; 200,000,000 shares authorized as of June 30, 2025, and September 30, 2024; 901,500 and 13,755 shares issued and outstanding as of June 30, 2025, and September 30, 2024, respectively	902	14
Additional paid in capital	381,150,267	318,815,358
Accumulated deficit	(373,888,601)	(309,672,755)
Applied DNA Sciences, Inc. stockholders’ equity	7,262,568	9,142,617
Noncontrolling interest	(274,524)	(174,532)
Total equity	6,988,044	8,968,085

Total liabilities and equity	$9,934,746	$12,789,040

APPLIED DNA SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three months Ended June 30,		Nine months Ended June 30,
	2025	2024	2025	2024
Revenues
Product revenues	$195,262	$246,644	$1,239,747	$947,086
Service revenues	109,131	226,145	697,759	678,777
Total revenues	304,393	472,789	1,937,506	1,625,863

Cost of product revenues	299,263	230,188	930,619	853,034

Gross profit	5,130	242,601	1,006,887	772,829

Operating expenses:
Selling, general and administrative	2,930,627	2,635,863	8,423,602	8,440,919
Research and development	768,563	913,031	2,632,931	2,762,040
Total operating expenses	3,699,190	3,548,894	11,056,533	11,202,959

LOSS FROM OPERATIONS	(3,694,060)	(3,306,293)	(10,049,646)	(10,430,130)

Interest income	40,267	29,688	168,762	33,989
Transaction costs allocated to warrant liabilities	—	—	—	(633,198)
Unrealized gain on change in fair value of warrants classified as a liability	6,410	5,160,000	318,840	9,564,000
Unrealized loss on change in fair value of warrants classified as a liability - warrant modification	—	—	—	(394,000)
Loss on issuance of warrants	—	—	—	(1,633,767)
Other expense, net	(531)	(103)	(23,778)	(9,060)

(Loss) income before provision for income taxes	(3,647,914)	1,883,292	(9,585,822)	(3,502,166)

Provision for income taxes	—	—	—	—

Net (loss) income from continuing operations	$(3,647,914)	$1,883,292	$(9,585,822)	$(3,502,166)
Net loss from discontinued operations, net of tax	(336,195)	(33,791)	(403,120)	(272,397)

NET (LOSS) INCOME	$(3,984,109)	$1,849,501	$(9,988,942)	$(3,774,563)

Less: Net loss attributable to noncontrolling interest	38,746	30,295	99,992	78,785
NET (LOSS) INCOME attributable to Applied DNA Sciences, Inc.	$(3,945,363)	$1,879,796	$(9,888,950)	$(3,695,778)
Deemed dividend related to warrant modifications	(15,500,244)	—	(54,326,896)	(233,087)
NET (LOSS) INCOME attributable to common stockholders	$(19,445,607)	$1,879,796	$(64,215,846)	$(3,928,865)

Net (loss) income per share attributable to common stockholders-basic and diluted from continuing operations	$(33.41)	$1,191.52	$(255.14)	$(4,862.32)
Net loss per share attributable to common stockholders-basic and diluted from discontinued operations	(0.59)	(21.04)	(1.61)	(362.23)
Net (loss) income per share attributable to common stockholders-basic and diluted	$(34.00)	$1,170.48	$(256.75)	$(5,224.55)

Weighted average shares outstanding- basic and diluted	572,018	1,606	250,107	752

APPLIED DNA SCIENCES, INC.

CALCULATION AND RECONCILIATION OF ADJUSTED EBITDA

(unaudited)

	Three-Month Period Ended June 30,
	2025	2024
Net loss	$(3,984,109)	$1,849,501
Interest income	(40,267)	(29,688)
Depreciation and amortization	78,346	134,163
Stock-based compensation expense	24,889	30,336
Unrealized (loss) on change in fair value of warrants classified as a liability	(6,410)	(5,160,000)
Total non-cash items	56,558	(5,025,189)
Consolidated Adjusted EBITDA (loss)	$(3,927,551)	$(3,175,688)

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